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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-8553) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 17
                                      AND

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                AMENDMENT NO. 19

                          VANGUARD QUANTITATIVE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON APRIL 7, 2000, PURSUANT TO PARAGRAPH (B) OF RULE 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

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[SHIP GRAPHIC]

VANGUARD
GROWTH AND INCOME
FUND

Prospectus
April 7, 2000

This  prospectus  contains
financial  data for the
Fund through the
fiscal year ended
December 31, 1999.

[A MEMBER OF THE VANGUARD GROUP LOGO]

VANGUARD GROWTH AND INCOME FUND
Prospectus
April 7, 2000

A Growth and Income Stock Mutual Fund

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CONTENTS
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  1 FUND PROFILE                            11 FINANCIAL HIGHLIGHTS

  3 ADDITIONAL INFORMATION                  13 INVESTING WITH VANGUARD

  3 A WORD ABOUT RISK                          13 Services and Account Features

  3 WHO SHOULD INVEST                          14 Types of Accounts

  4 PRIMARY INVESTMENT STRATEGIES              15 Buying Shares

  7 THE FUND AND VANGUARD                      17 Redeeming Shares

  8 INVESTMENT ADVISER                         20 Transferring Registration

  9 DIVIDENDS, CAPITAL GAINS, AND TAXES        21 Fund and Account Updates

 10 SHARE PRICE                             GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Growth and Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The  following  profile  summarizes  key features of Vanguard  Growth and Income
Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide a total return (capital appreciation plus dividend income) greater than the return of the Standard & Poor's 500 Index.

INVESTMENT STRATEGIES
To achieve its objective, the Fund's adviser uses computer models to select a broadly diversified group of stocks that, as a whole, has investment characteristics similar to the S&P 500 Index, but is expected to provide a higher total return than the Index. At least 65% (and typically more than 90%) of the Fund's assets will be invested in stocks that are included in the Index. Most of the stocks held by the Fund provide dividend income as well as the potential for capital appreciation.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large-capitalization stocks--which comprise most of the Fund's holdings--will trail returns from other asset classes or the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                           1990              -2.44%
                           1991              30.29%
                           1992               7.01%
                           1993              13.83%
                           1994              -0.61%
                           1995              35.93%
                           1996              23.06%
                           1997              35.59%
                           1998              23.94%
                           1999              26.04%
              ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 20.63% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.63% (quarter ended September 30, 1990).

2


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        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
      -------------------------------------------------------------------
                                          1 YEAR    5 YEARS     10 YEARS
      -------------------------------------------------------------------
      Vanguard Growth and Income Fund     26.04%     28.79%      18.48%
      S&P 500 Index                       21.04      28.56       18.21
      -------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.35%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.37%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               ------------------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS      10 YEARS
               ------------------------------------------------------
                     $38         $119       $208         $468
               ------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                               PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Growth and Income Fund's expense ratio in fiscal year 1999 was 0.37%, or $3.70 per $1,000 of average net assets. The average large-cap core mutual fund had expenses in 1999 of 1.28%, or $12.80 per $1,000 of average net assets (derived from data provided as of December 31, 1999, by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

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                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION


DIVIDENDS AND CAPITAL GAINS                    MINIMUM INITIAL INVESTMENT
Dividends are distributed semiannually         $3,000;$1,000 for IRAs and
in June and December; capital gains,           custodial  accounts
if any, are for minors distributed
annually in December                           NEWSPAPER ABBREVIATION
                                               GroInc
INVESTMENT ADVISER
Franklin Portfolio Associates LLC,             VANGUARD FUND NUMBER
Boston, Mass.,                                 093
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 921913109
December 10, 1986
                                               TICKER SYMBOL
NET ASSETS AS OF                               VQNPX
DECEMBER 31, 1999
$8.82 billion


SUITABLE FOR IRAS
Yes
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A WORD ABOUT RISK

This prospectus describesrisks you would face as an investor in Vanguard Growth and Income Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST
The Fund may be a suitable investment for you if:
- You wish to add a growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are looking to achieve a total return greater than that of the S&P 500 Index.
- You are seeking growth of capital over the long term--at least five years--and are able to tolerate wide fluctuations in the value of your investment.
-    You are looking for some dividend income.

4

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                               PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING

 Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
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     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

     The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

PRIMARY  INVESTMENT  STRATEGIES
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective--a total return greater than that of the S&P 500 Index. It also explains how the adviser implements these strategies. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund.

MARKET EXPOSURE
The Fund invests in a broadly diversified group of common stocks. The Fund typically invests more than 90% (and never less than 65%) of its assets in selected stocks that are part of the S&P 500 Index. The stocks that comprise the S&P 500 Index are mostly large-cap stocks that collectively represent about 76% of the market value of all U.S. common stocks.

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                               PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
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[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

       -------------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926-1999)
                       1 YEAR     5 YEARS     10 YEARS     20 YEARS
       -------------------------------------------------------------
       Best             54.2%      28.6%       19.9%        17.9%
       Worst           -43.1      -12.4        -0.9          3.1
       Average          13.2       11.0        11.1         11.1
       -------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM LARGE-CAPITALIZATION STOCKS--WHICH COMPRISE MOST OF THE FUND'S HOLDINGS--WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAPITALIZATION STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

6


SECURITY SELECTION
Franklin Portfolio Associates LLC, adviser to the Fund, selects a diversified group of common stocks in order to pursue the Fund's objective of achieving a total return greater than that of the S&P 500 Index.
     Generally, the stocks selected provide capital appreciation as well as dividend income. Stocks are chosen by the adviser so that, in the aggregate, the investment characteristics of the Fund are similar to those of the Index. These characteristics include such measures as dividend yield, price/earnings ratio, "beta" (relative volatility), return on equity, and price/ book ratio. However, while ensuring that the Fund's investment characteristics are similar to those of the Index, the adviser looks to invest in individual stocks--including stocks not a part of the Index--that will in the aggregate provide a higher total return than that of the Index. Of course, there is no assurance that the Fund's performance will match or exceed the performance of the S&P 500 Index.
     In order to select stocks for the Fund, the adviser employs a "quantitative model" approach that combines both active and passive management techniques. First, the adviser ranks a universe of approximately 3,900 stocks using several computerized mathematical models. These models cover a broad range of publicly available data and focus on four areas: fundamental momentum (based on the trends of reported and forecasted earnings), relative value, future cash flow, and economic cycles. A separate program then selects the stocks for the Fund from among the stocks rated highly by the investment models. The Fund's holdings are not derived strictly from the highest ranked stocks. Instead, stocks are selected so that the Fund's aggregate characteristics resemble those of the S&P 500 Index. To help the Fund pursue performance above the Index, stocks are sold as their attractiveness decreases relative to the universe of stocks under consideration.
     The Fund is generally managed without regard to tax ramifications.


[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 60%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

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                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of December 31, 1999, the average turnover rate for all domestic stock funds was approximately 87%, according to Morningstar, Inc.
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OTHER INVESTMENT POLICIES AND RISKS
The Fund may invest, to a limited extent, in foreign securities.

     The Fund also invests, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

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                               PLAIN TALK ABOUT
                                  DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $540 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

8

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

Franklin Portfolio Associates LLC, Two International Place, Boston, MA 02110, founded in 1982, serves as the Fund's investment adviser. Franklin Portfolio Associates is a wholly owned, indirect subsidiary of Mellon Bank, and has no affiliation with the Franklin/Templeton Group of Funds or Franklin Resources, Inc. The firm specializes in the management of stock portfolios through the use of quantitative investment models. As of December 31, 1999, Franklin Portfolio Associates managed more than $21 billion in assets. Franklin Portfolio Associates manages the Fund subject to the control of the Trustees and officers of the Fund.

     Franklin Portfolio Associates' advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Franklin Portfolio Associates' advisory fee is increased or decreased based on the Fund's cumulative investment performance over a trailing 36-month period as compared with the cumulative total return of the S&P 500 Index over the same period.
     The performance fee structure will not be in full operation until April 30, 2001. Until then, Franklin Portfolio Associates' fee will be calculated using certain transition rules.

     For the fiscal year ended December 31, 1999, the investment advisory fee paid to Franklin Portfolio Associates represented an effective annual rate of 0.09% of the Fund's average net assets.


     The Fund has authorized Franklin Portfolio Associates to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, Franklin Portfolio Associates may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then Franklin Portfolio Associates is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Franklin Portfolio Associates or the Fund. Also, the Fund may direct Franklin Portfolio Associates to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser-- either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund on an at-cost basis, at any time.

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                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER

The individuals responsible for overseeing the implementation of Franklin Portfolio Associates' strategy for Vanguard Growth and Income Fund are:

JOHN J. NAGORNIAK, President of Franklin Portfolio Associates; has worked in investment management since 1970; with Franklin Portfolio Associates since 1982; has managed the Fund since its inception; B.A., Princeton University; M.S., the Sloan School of Management, Massachusetts Institute of Technology.

JOHN S. CONE, Executive Vice President of Franklin Portfolio Associates; with Franklin Portfolio Associates since 1982; has managed the Fund since 1999; B.A., Rice University; M.S., Krannert Graduate School of Management, Purdue University.
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DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
-    A sale or  exchange of Fund shares  is  a  taxable  event.  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income tax.

GENERAL  INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  31%  of  any  taxable
distributions or redemptions from your account if you do not:
-    provide us with your correct taxpayer identification number;

10


-    certify that the taxpayer  identification number is correct; and
-    confirm that  you are not  subject  to  backup  withholding.

Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

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                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
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                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
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SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                            TOTAL ASSETS - LIABILITIES
      NET ASSET VALUE =   -------------------------------
                            NUMBER OF SHARES OUTSTANDING

 Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
 A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
 The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is GROINC.


FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

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                                                                           VANGUARD GROWTH AND INCOME FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------
                                                              1999          1998          1997          1996          1995
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NET ASSET VALUE, BEGINNING OF YEAR                          $30.76        $26.19        $22.23        $19.95        $15.56
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INVESTMENT OPERATIONS
 Net Investment Income                                         .33           .32           .41           .41           .41
 Net Realized and Unrealized Gain (Loss) on Investments       7.60          5.86          7.15          4.09          5.14
                                                          -----------------------------------------------------------------
   Total from Investment Operations                           7.93          6.18          7.56          4.50          5.55
                                                          -----------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.33)         (.33)         (.42)         (.40)         (.42)
 Distributions from Realized Capita Gains                    (1.28)        (1.28)        (3.18)        (1.82)         (.74)
                                                          -----------------------------------------------------------------
  Total Distributions                                        (1.61)        (1.61)        (3.60)        (2.22)        (1.16)
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NET ASSET VALUE, END OF YEAR                                $37.08        $30.76        $26.19        $22.23        $19.95
===========================================================================================================================
TOTAL RETURN                                                26.04%        23.94%        35.59%        23.06%        35.93%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                         $8,816        $5,161        $2,142        $1,285          $909
 Ratio of Total Expenses to Average Net Assets               0.37%         0.36%         0.36%         0.38%         0.47%
 Ratio of Net Investment Income to Average Net Assets        1.04%         1.27%         1.74%         1.97%         2.25%
  Turnover Rate                                                54%           47%           66%           75%           59%
===========================================================================================================================

12

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $30.76 per share. During the year, the Fund earned $0.33 per share from investment income (interest and dividends) and $7.60 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.61 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($7.93 per share) minus the distributions ($1.61 per share) resulted in a share price of $37.08 at the end of the year. This was an increase of $6.32 per share (from $30.76 at the beginning of the year to $37.08 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 26.04% for the year.

As of December 31, 1999, the Fund had $8.82 billion in net assets. For the year, its expense ratio was 0.37% ($3.70 per $1,000 of net assets); and its net investment income amounted to 1.04% of its average net assets. It sold and replaced securities valued at 54% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
  The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.
--------------------------------------------------------------------------------

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.


Note: Limitations do apply; see page 17.
--------------------------------------------------------------------------------
VANGUARD(R)DIRECT DEPOSIT SERVICE [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD(R) AUTOMATIC EXCHANGE SERVICE [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(TM) [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------


VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD)[BOOKLET]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------
ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:
-   Open a new account.*
-   Buy, sell, or exchange shares of most funds.
-   Change your name/address.

14

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS
Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOKLET]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------

A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . . [ENVELOPE]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-93
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 1110                        455 Devon Park Drive
Valley Forge, PA 19482-1110          Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 2900                        455 Devon Park Drive
Valley Forge, PA 19482-2900          Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[TELEPHONE]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)
--------------------------------------------------------------------------------

16

add to an existing account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account     Client Services
1-800-662-6273            1-800-662-2739

*You must obtain a Personal Identification Number (PIN) through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT[WIRE]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Growth and Income Fund-93
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]

--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------

A NOTE ON LARGE PURCHASES It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
-   Vanguard sends the redemption  proceeds to you or a designated third party.
-   You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 20.

When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------


HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
     The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, a redemption check will be sent to your address of record.

--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER]
ACCESS VANGUARD at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------

TELEPHONE REQUESTS [TELEPHONE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours-- to sell shares.

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account     Client Services
1-800-662-6273            1-800-662-2739

18
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------

We reserve the right to refuse a telephone redemption if the caller is unable to provide:
-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account. n The Personal Identification Number (PIN), if applicable (for instance, Tele-Account).
     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------

A NOTE ON UNUSUAL CIRCUMSTANCES Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
-    Traditional IRAs and Roth IRAs--call Client Services.
- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 1110                        455 Devon Park Drive
Valley Forge, PA 19482-1110          Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 2900                        455 Devon Park Drive
Valley Forge, PA 19482-2900          Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, exchange to another Vanguard fund, or Fund Express redemption.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-   The Fund name and account number.
-   The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-   Signature  guarantees  (if  required).*
-   Any  supporting  legal documentation that may be required.
-   Any outstanding certificates  representing shares to be redeemed.

20

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.
- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

     A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------

ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------

TRANSFERRING REGISTRATION
You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 1110                        455 Devon Park Drive
Valley Forge, PA 19482-1110          Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                 Express or Registered mail to:
The Vanguard Group                   The Vanguard Group
P.O. Box 2900                        455 Devon Park Drive
Valley Forge, PA 19482-2900          Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

 In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the adviser, and the Fund's financial statements which include a listing of the Fund's holdings.

 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------

CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in February and August for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOKELT]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

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                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The  percentage  of a fund's  average net assets used to pay its  expenses.  The
expense  ratio  includes   management   fees,   administrative   fees,  and  any
12b-1 distribution fees.


FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

GROWTH AND INCOME STOCK FUND
A mutual fund that invests in the stocks of companies that seek moderate growth and some dividend income.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.


INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.


SECURITIES
Stocks, bonds, and other interests in investment vehicles.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more  information  about
Vanguard  Growth and  Income  Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional  information about the
Fund's  investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT  OF  ADDITIONAL
INFORMATION  (SAI)
The SAI  provides  more  detailed
information about the Fund.

The  current  annual and  semiannual
reports and the SAI are
incorporated  by reference  into
(and are thus legally a part of)
this  prospectus.

To receive a free copy of the latest
annual or  semiannual  report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current  Fund  shareholder
and would like  information  about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE
1-800-749-7273


INFORMATION  PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION  (SEC)
You can review  and copy
information  about the Fund
(including  the SAI) at the SEC's
Public Reference Room in
Washington, DC.  To find
out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing the
Public Reference Section, Securities
and Exchange Commission,
Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-4526



(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

P093N-04/07/2000

[SHIP GRAPHIC]

VANGUARD
GROWTH AND INCOME
FUND

Participant Prospectus
April 7, 2000

This  prospectus  contains
financial  data for the
Fund through the
fiscal year ended
December 31, 1999.

[A MEMBER OF THE VANGUARD GROUP LOGO]

VANGUARD GROWTH AND INCOME FUND

Participant Prospectus
April 7, 2000

A Growth and Income Stock Mutual Fund
--------------------------------------------------------------------------------
    CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE                        9 DIVIDENDS, CAPITAL GAINS, AND TAXES

  3 ADDITIONAL INFORMATION              9 SHARE PRICE

  3 A WORD ABOUT RISK                  10 FINANCIAL HIGHLIGHTS

  3 WHO SHOULD INVEST                  12 INVESTING WITH VANGUARD

  4 PRIMARY INVESTMENT STRATEGIES      13 ACCESSING FUND INFORMATION BY
                                          COMPUTER
  7 THE FUND AND VANGUARD
                                       GLOSSARY (inside back cover)
  8 INVESTMENT ADVISER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
 This prospectus explains the objective, risks, and strategies of Vanguard Growth and Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT NOTE
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The  following  profile  summarizes  key features of Vanguard  Growth and Income
Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide a total return (capital appreciation plus dividend income) greater than the return of the Standard & Poor's 500 Index.

INVESTMENT STRATEGIES
To achieve its objective, the Fund's adviser uses computer models to select a broadly diversified group of stocks that, as a whole, has investment characteristics similar to the S&P 500 Index, but is expected to provide a higher total return than the Index. At least 65% (and typically more than 90%) of the Fund's assets will be invested in stocks that are included in the Index. Most of the stocks held by the Fund provide dividend income as well as the potential for capital appreciation.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large-capitalization stocks--which comprise most of the Fund's holdings--will trail returns from other asset classes or the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                           1990              -2.44%
                           1991              30.29%
                           1992               7.01%
                           1993              13.83%
                           1994              -0.61%
                           1995              35.93%
                           1996              23.06%
                           1997              35.59%
                           1998              23.94%
                           1999              26.04%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 20.63% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.63% (quarter ended September 30, 1990).

2


      -------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
      -------------------------------------------------------------------
                                         1 YEAR     5 YEARS    10 YEARS
      -------------------------------------------------------------------
      Vanguard Growth and Income Fund     26.04%     28.79%      18.48%
      S&P 500 Index                       21.04      28.56       18.21
      -------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.35%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.37%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               -------------------------------------------------
                 1 YEAR      3 YEARS    5 YEARS      10 YEARS
               -------------------------------------------------
                   $38        $119       $208         $468
               -------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Growth and Income Fund's expense ratio in fiscal year 1999 was 0.37%, or $3.70 per $1,000 of average net assets. The average large-cap core mutual fund had expenses in 1999 of 1.28%, or $12.80 per $1,000 of average net assets (derived from data provided as of December 31, 1999, by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

                                                                               3
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                            NEWSPAPER  ABBREVIATION
Dividends are  distributed semiannually in June and    GroIn
December; capital gains, if any, are distributed
annually in December                                   VANGUARD FUND NUMBER
                                                       093
INVESTMENT ADVISER
Franklin Portfolio Associates LLC, Boston, Mass.,      CUSIP NUMBER
since inception                                        921913109

INCEPTION DATE                                         TICKER SYMBOL
December 10, 1986                                      VQNPX


NET ASSETS AS OF
DECEMBER 31, 1999
$8.82 billion
--------------------------------------------------------------------------------


================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Growth and Income Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
 Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST
The Fund may be a suitable investment for you if:
- You wish to add a growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are looking to achieve a total return greater than that of the S&P 500 Index.
- You are seeking growth of capital over the long term--at least five years-- and are able to tolerate wide fluctuations in the value of your investment.
-   You are looking for some dividend income.

4

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING

 Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

 The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective--a total return greater than that of the S&P 500 Index. It also explains how the adviser implements these strategies. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund.

MARKET EXPOSURE
The Fund invests in a broadly diversified group of common stocks. The Fund typically invests more than 90% (and never less than 65%) of its assets in selected stocks that are part of the S&P 500 Index. The stocks that comprise the S&P 500 Index are mostly large-cap stocks that collectively represent about 76% of the market value of all U.S. common stocks.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

            ------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926-1999)
            ------------------------------------------------------
                           1 YEAR   5 YEARS   10 YEARS   20 YEARS
            ------------------------------------------------------
            Best             54.2%   28.6%     19.9%      17.9%
            Worst           -43.1    -12.4     -0.9        3.1
            Average          13.2     11.0     11.1       11.1
            ------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM LARGE-CAPITALIZATION STOCKS--WHICH COMPRISE MOST OF THE FUND'S HOLDINGS--WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAPITALIZATION STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

6

SECURITY SELECTION
Franklin Portfolio Associates LLC, adviser to the Fund, selects a diversified group of common stocks in order to pursue the Fund's objective of achieving a total return greater than that of the S&P 500 Index.
     Generally, the stocks selected provide capital appreciation as well as dividend income. Stocks are chosen by the adviser so that, in the aggregate, the investment characteristics of the Fund are similar to those of the Index. These characteristics include such measures as dividend yield, price/earnings ratio, "beta" (relative volatility), return on equity, and price/book ratio. However, while ensuring that the Fund's investment characteristics are similar to those of the Index, the adviser looks to invest in individual stocks--including stocks not a part of the Index--that will in the aggregate provide a higher total return than that of the Index. Of course, there is no assurance that the Fund's performance will match or exceed the performance of the S&P 500 Index.

     In order to select stocks for the Fund, the adviser employs a "quantitative model" approach that combines both active and passive management techniques. First, the adviser ranks a universe of approximately 3,900 stocks using several computerized mathematical models. These models cover a broad range of publicly available data and focus on four areas: fundamental momentum (based on the trends of reported and forecasted earnings), relative value, future cash flow, and economic cycles. A separate program then selects the stocks for the Fund from among the stocks rated highly by the investment models. The Fund's holdings are not derived strictly from the highest ranked stocks. Instead, stocks are selected so that the Fund's aggregate characteristics resemble those of the S&P 500 Index. To help the Fund pursue performance above the Index, stocks are sold as their attractiveness decreases relative to the universe of stocks under consideration.

 The Fund is generally managed without regard to tax ramifications.

[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING STOCKS.


TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 60%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of December 31, 1999, the average turnover rate for all domestic stock funds was approximately 87%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
The Fund may invest, to a limited extent, in foreign securities.

     The Fund also invests, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.


  The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
  The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $540 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Franklin Portfolio Associates LLC, Two International Place, Boston, MA 02110, founded in 1982, serves as the Fund's investment adviser. Franklin Portfolio Associates is a wholly owned, indirect subsidiary of Mellon Bank, and has no affiliation with the Franklin/Templeton Group of Funds or Franklin Resources, Inc. The firm specializes in the management of stock portfolios through the use of quantitative investment models. As of December 31, 1999, Franklin Portfolio Associates managed more than $21 billion in assets. Franklin Portfolio Associates manages the Fund subject to the control of the Trustees and officers of the Fund.

     Franklin Portfolio Associates' advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Franklin Portfolio Associates' advisory fee is increased or decreased based on the Fund's cumulative investment performance over a trailing 36-month period as compared with the cumulative total return of the S&P 500 Index over the same period.
     The performance fee structure will not be in full operation until April 30, 2001. Until then, Franklin Portfolio Associates' fee will be calculated using certain transition rules.

     For the fiscal year ended December 31, 1999, the investment advisory fee paid to Franklin Portfolio Associates represented an effective annual rate of 0.09% of the Fund's average net assets.

     The Fund has authorized Franklin Portfolio Associates to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, Franklin Portfolio Associates may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then Franklin Portfolio Associates is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Franklin Portfolio Associates or the Fund. Also, the Fund may direct Franklin Portfolio Associates to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser-- either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER

The individuals responsible for overseeing the implementation of Franklin Portfolio Associates' strategy for Vanguard Growth and Income Fund are:

JOHN J. NAGORNIAK, President of Franklin Portfolio Associates; has worked in investment management since 1970; with Franklin Portfolio Associates since 1982; has managed the Fund since its inception; B.A., Princeton University; M.S., the Sloan School of Management, Massachusetts Institute of Technology.

JOHN S. CONE, Executive Vice President of Franklin Portfolio Associates; with Franklin Portfolio Associates since 1982; has managed the Fund since 1999; B.A., Rice University; M.S., Krannert Graduate School of Management, Purdue University.
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DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

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                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

10


                                TOTAL ASSETS - LIABILITIES
          NET ASSET VALUE =   ------------------------------
                               NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is GROINC.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------------------------------------------------
                                                                           VANGUARD GROWTH AND INCOME FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              1999         1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $30.76       $26.19        $22.23        $19.95        $15.56
 -------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .33          .32           .41           .41           .41
 Net Realized and Unrealized Gain(Loss) on Investments        7.60         5.86          7.15          4.09          5.14
                                                          ----------------------------------------------------------------
   Total from Investment Operations                           7.93         6.18          7.56          4.50          5.55
                                                          ----------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                         (.33)        (.33)         (.42)         (.40)         (.42)
 Distributions from Realized Capital Gains                   (1.28)       (1.28)        (3.18)        (1.82)         (.74)
                                                          ----------------------------------------------------------------
   Total Distributions                                       (1.61)       (1.61)        (3.60)        (2.22)        (1.16)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $37.08       $30.76        $26.19        $22.23        $19.95
==========================================================================================================================
TOTAL RETURN                                                26.04%       23.94%        35.59%        23.06%        35.93%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                         $8,816       $5,161        $2,142        $1,285          $909
 Ratio of Total Expenses to Average Net Assets               0.37%        0.36%         0.36%         0.38%         0.47%
 Ratio of Net Investment Income to Average Net Assets        1.04%        1.27%         1.74%         1.97%         2.25%
 Turnover Rate                                                 54%          47%           66%           75%           59%
==========================================================================================================================

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                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $30.76 per share. During the year, the Fund earned $0.33 per share from investment income (interest and dividends) and $7.60 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.61 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($7.93 per share) minus the distributions ($1.61 per share) resulted in a share price of $37.08 at the end of the year. This was an increase of $6.32 per share (from $30.76 at the beginning of the year to $37.08 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 26.04% for the year.

As of December 31, 1999, the Fund had $8.82 billion in net assets. For the year, its expense ratio was 0.37% ($3.70 per $1,000 of net assets); and its net investment income amounted to 1.04% of its average net assets. It sold and replaced securities valued at 54% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

12

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on a Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next- determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
  Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER
--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and
easy-to-use, interactive tools to help you create your own investment and retirement strategies.
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GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund  shareholders  of gains  realized on securities   that  a
fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The  percentage  of a fund's  average net assets used to pay its  expenses.  The
expense  ratio  includes   management   fees,   administrative   fees,  and  any
12b-1 distribution fees.


FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

GROWTH AND INCOME STOCK FUND
A mutual fund that invests in the stocks of companies that seek moderate growth and some dividend income.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other interests in investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge,  PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Growth and Income Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO
SHAREHOLDERS
Additional  information about the
Fund's  investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT  OF  ADDITIONAL
INFORMATION  (SAI)
The SAI  provides  more  detailed
information about the Fund.

The  current  annual and  semiannual
reports  and the SAI are
incorporated  by reference  into
(and are thus legally a part of)
this  prospectus.

To receive a free copy of the latest
annual or  semiannual  report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM



INFORMATION  PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION  (SEC)
You can review  and copy
information  about the Fund
(including  the SAI) at the SEC's
Public Reference Room in
Washington, DC.  To find
out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing the
Public Reference Section, Securities
and Exchange Commission,
Washington, DC 20549-0102.



Fund's Investment Company Act
file number: 811-4526

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I093N-04/07/2000

                                     PART B

                        VANGUARD(R) QUANTITATIVE FUNDS
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 7, 2000

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus dated April 7, 2000. To obtain, without charge, the Prospectus or the most recent Annual Report to shareholders, containing Vanguard Growth and Income Fund's Financial Statements, which are hereby incorporated by reference, please call:

                         INVESTOR INFORMATION DEPARTMENT
                              1-800-662-7447 (SHIP)


                                TABLE OF CONTENTS
                                                                 PAGE
DESCRIPTION OF THE TRUST .........................................B-1
INVESTMENT POLICIES ..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS ...............................B-8
YIELD AND TOTAL RETURNS ..........................................B-9
SHARE PRICE.................................................... .B-11
PURCHASE OF SHARES ..............................................B-12
REDEMPTION OF SHARES ............................................B-12
MANAGEMENT OF THE FUND ..........................................B-12
INVESTMENT ADVISORY SERVICES ....................................B-16
PORTFOLIO TRANSACTIONS ..........................................B-17
FINANCIAL STATEMENTS ............................................B-18
COMPARATIVE INDEXES .............................................B-18



                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as a Maryland corporation in 1986, and was reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Quantitative Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following fund which has one class of shares:

                   VANGUARD GROWTH AND INCOME FUND (THE FUND)

  The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the Fund's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants. The accountants audit the Fund's financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the Fund's assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends of other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund/or class according to the number of shares of such fund (or class)held by shareholders on the record date. The amount of income dividends per shar may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or the fund; or
(iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only this applies to multiply class Funds. shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

     REDEMPTION  PROVISIONS.  The Fund's redemption  provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES


The following policies supplement the Fund's investment policies set forth in the Prospectus.



FUTURES CONTRACTS, OPTIONS AND OPTIONS ON FUTURES CONTRACTS


The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with margin deposits which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are typically lower than transaction costs incurred in the purchase and sale of the underlying securities.

  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

  RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively.

  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the adviser does not believe that the Fund will be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.


  Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement
                                      B-4
during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


  FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.


FOREIGN INVESTMENTS

Vanguard Growth and Income Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to such investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



  CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts and foreign currency-related regulated futures contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


  FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to- market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stock) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.


  COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's book.

  The Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers in the short-term. Because these securities can be resold only to qualified institutional buyers, in the short-term they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility  for the  adviser's  decisions.  Several  factors  that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. The Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

LENDING OF SECURITIES

The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities the Fund may lend to 33/1//3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds and other Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Board of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in: (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the net asset value are present or represented by proxy; or (ii) more than 50% of the net asset value.

     ARBITRAGE. The Fund may not engage in arbitrage operations except as permitted by its investment policies relating to commodities.


     BENEFICIAL  OWNERSHIP.  The Fund may not purchase or retain any security if
(i) one or more officers or Trustees of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.


     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts. No more that 5% of its total assets may be used as initial margin deposit for futures contracts, and no more than 20% of its total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the its total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.


     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by its investment policies relating to commodities.

     OIL, GAS, MINERALS. The Fund may not invest directly in interests in oil, gas or other mineral exploration or development programs.

     PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more that 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

                            YIELD AND TOTAL RETURNS

     The yield of the Fund for the 30-day period ended December 31, 1999 was 1.12%. The average annual total return of the Fund for the 1-, 5-, and 10-year periods ended December 31, 1999 was 26.04%, 28.79%, and 18.48%, respectively.

SEC YIELDS


Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                          YIELD = 2[((A-B)/CD+1)/6/-1]

  Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
          c =  the average daily number of shares outstanding during the period that were entitled to receive dividends
          d =  the maximum offering price per share on the last day of the period

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)/1/N/-1

  Where:

          T   = average annual total return
          P   = a hypothetical  initial investment
                of $1,000
          n   = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period


AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:
                                P (1+T)/N/ = ATV
  Where:

          P   = a hypothetical initial payment of $1,000
          T   = average annual after-tax total return
          n   = number of years
          ATV = after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):
                                 C = (ERV/P)-1
  Where:
          C   = cumulative total return
          P   = a hypothetical  initial  investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                                  SHARE PRICE

The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange), generally 4:00 p.m. Eastern time on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (including those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.


  Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which suchsecurities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.


TRADING SHARES THROUGH CHARLES SCHWAB

     The Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3:00 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3:00 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


                               PURCHASE OF SHARES

The Fund reserves the right in its sole discretion: (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES


     The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and officers own less than 1% of the outstanding shares of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of the 103 funds administered by Vanguard (102 in the case of Mr. Malkiel, and 93 in the case of Mr. MacLaury). The mailing address of the Trustees and officers of the Fund is Post Office Box 876, Valley Forge, Pennsylvania 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer and Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN  HEFFERNAN  HEISEN,  (DOB: 1/25/1950)  Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/ Manufacturing/ Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/ Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/38) Secretary*
Managing Director of the Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS,  (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees.


     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.



     Vanguard and the Fund adhere to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1999, the Fund had contributed capital of $1,645,000 to Vanguard, representing 0.02% of the Fund's net assets and 1.60% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the fiscal years ended December 31, 1997, 1998, and 1999, the Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses: $3,918,000, $9,510,000, and $18,976,000, respectively.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds using these services.

TRUSTEE COMPENSATION

The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table below), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:

 .    The  independent  Trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
 .    The  independent  Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
 .    Upon retirement,  the independent  Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.

                                 VANGUARD QUANTITATIVE FUNDS COMPENSATION TABLE

                                                                  PENSION OR
                                                                  RETIREMENT                        TOTAL
                                                                   BENEFITS                      COMPENSATION
                                                  AGGREGATE       ACCRUED AS       ESTIMATED        FROM ALL
                                                 COMPENSATION     PART OF THIS      ANNUAL         VANGUARD
                                                  FROM THIS         FUND'S        BENEFITS UPON   FUNDS PAID TO
           NAMES OF TRUSTEES                        FUND(1)        EXPENSES(1)      RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------------------
John C. Bogle(3)                                       None           None             None             None
John J. Brennan . . . . . . . . . . . . . .            None           None             None             None
JoAnn Heffernan Heisen. . . . . . . . . . .          $1,238            $68          $15,000          $80,000
Bruce K. MacLaury . . . . . . . . . . . . .          $1,282           $115          $12,000          $75,000
Burton G. Malkiel . . . . . . . . . . . . .          $1,247           $113          $15,000          $75,000
Alfred M. Rankin, Jr. . . . . . . . . . . .          $1,238            $83          $15,000          $80,000
John C. Sawhill . . . . . . . . . . . . . .          $1,238           $105          $15,000          $80,000
James O. Welch, Jr. . . . . . . . . . . . .          $1,238           $121          $15,000            $80,000
J. Lawrence Wilson. . . . . . . . . . . . .          $1,238            $87          $15,000            $80,000

(1) The amounts shown in this column are based on the Fund's fiscal  year  ended

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel; 93 in the case of Mr. MacLaury) for the 1999 calendar year.


(3) Mr. Bogle retired from the Funds' Board on December 31, 1999.

                          INVESTMENT ADVISORY SERVICES

The Fund employs Franklin Portfolio Associates LLC (Franklin Portfolio Associates or Adviser) under an advisory agreement, to manage the investment and reinvestment of Vanguard Growth and Income Fund's assets and to continuously review, supervise and administer the Fund's investment program. Franklin Portfolio Associates discharges its responsibilities subject to control of the Officers and Trustees of the Fund.

     The Fund pays Franklin Portfolio Associates a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                   NET ASSETS                  ANNUAL RATE
                   First $100 million......        0.30%
                   Next $650 million.......        0.15%
                   Next $1.25 billion......        0.10%
                   Next $3 billion.........        0.08%
                   Over $5 billion.........        0.06%


  The basic fee paid to Franklin Portfolio Associates may be increased or decreased by applying an adjustment formula based on the Fund's investment performance relative to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as follows:


             THIRTY-SIX MONTH PERFORMANCE         PERFORMANCE FEE
             DIFFERENTIAL VS. S&P 500 INDEX       ADJUSTMENT
             +6% or more..................        +60% of Basic Fee
             +3% to +6%...................        +30% of Basic Fee
             -3% to +3%%..................                0
             -3% to -6%...................        -30% of Basic Fee
             Less than -6%................        -60% of Basic Fee

  Under the rules of the Commission, the new incentive/penalty fee will not be fully operable until April 30, 2001. Until that date, a transition schedule consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the New Rate), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the adviser/1/ (the Previous Rate) shall be used. For each fiscal quarter included in the 36 months beginning May 1, 1998, the incentive/penalty fee will be calculated as the sum of a and b whereby:

  a = # of months elapsed since 5/1/1998     x       the New Rate fee adjustment
      ----------------------------------
                36 months


  b = # of months remaining until 4/30/2001  x  the Previous Rate fee adjustment
      -------------------------------------
                 36 months

------
 1 The previous incentive/penalty fee structure provided that the basic fee be increased or decreased by an amount equal to .20% per annum (.05% per quarter) of the first $100 million of average month-end net assets of the Fund, and .10% per annum (.025% per quarter) of average month-end net assets over $100 million, if the Fund's investment performance for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the S&P 500 Index for the same period; or by an amount equal to .10% per annum (.025% per quarter) of the first $100 million of average month-end net assets and .05% per annum (.0125% per quarter) of average month-end net assets over $100 million, if the Fund's investment performance for such thirty-six months is three or more but less than six percentage points above or below, respectively, the investment record of the S&P Index for the same period.

  The present agreement is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund on 60 days' written notice to Franklin Portfolio Associates, or (2) by Franklin Portfolio Associates upon 90 days' written notice to the Fund.


  The Fund's Board of Trustees may, without the approval of shareholders, provide for:

 . The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for Franklin Portfolio Associates or as an additional adviser;
 . A change in the terms of an advisory agreement; and . The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will be communicated to shareholders in writing.


  During the years ended December 31, 1997, 1998, and 1999, the Fund incurred the following approximate amounts in investment advisory fees:


                                               1997         1998           1999
Basic Fee............................    $2,231,000   $4,045,000    $$6,021,000
Increase or Decrease for Performance
Adjustment...........................      (244,000)    (300,000)      (309,000)
                                          ---------    ---------      ---------
Total................................    $1,987,000   $3,745,000     $5,712,000
                                         ==========   ==========     ==========



  DESCRIPTION OF FRANKLIN PORTFOLIO ASSOCIATES. Franklin Portfolio Associates is a Massachussetts Limited Liability company and is a wholly-owned, indirect subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc.



                             PORTFOLIO TRANSACTIONS

The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. During the fiscal years ended December 31, 1997, 1998, and 1999 the Fund paid $2,018,001, $4,554,961, and $6,755,478, in brokerage commissions, respectively.


  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.


  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the adviser and/or the Fund. However, the Adviser has informed the Fund that it generally will not pay higher commission rates specifically for the purpose of obtaining reasearch services.

  Some securities considered for investment by the Fund may also be appropriate for other Vanguard funds and/or other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund, the other Vanguard funds and/or one or more of these other clients are considered at or about the same time, transactions in such securities will be allocated among the Vanguard funds and such other clients in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Trustees.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 1999, including the financial highlights for each of the five years in the period ended December 31, 1999, appearing in the Fund's 1999 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders.

                              COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group, including Vanguard Growth and Income Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.



WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly-issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Inde and 12.5% Standard and Poor's Telephone Index).

LEHMAN  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                                                        SAI093-GROWTH AND INCOME